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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - January 8, 2007

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

              CALIFORNIA                                      33-0230641
      (State or jurisdiction of                             (IRS Employer
    incorporation or organization)                       Identification No.)

         30021 TOMAS, STE 200, RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                           RG GLOBAL LIFESTYLES, INC.

SECTION 4 - MATTERS RELATED TO ACCOUNTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On January 8, 2007, the Registrant's principal independent accountant Beckstead and Watts, LLP notified the Registrant that it would not stand for re-election as their independent accountants for the fiscal year ending March 31, 2007.

         The audit reports issued by Beckstead & Watts, LLP with respect to the Registrant's financial statements for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals, except that Beckstead & Watts, LLP's reports contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern. From 2004 through the date of Beckstead & Watts, LLP's withdrawal, there were no disagreements between the Registrant and Beckstead & Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead & Watts, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

         (b) On January 9, 2007, the Board of Directors of Registrant approved the appointment of De Joya Griffith & Company, LLC as its principal independent accountant. De Joya Griffith & Company, LLC was engaged by the Registrant on January 9, 2007. During the most recent two fiscal years and the portion of time preceding the decision to engage De Joya Griffith & Company, LLC, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(10)(iv) of Regulation S-B) or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Exhibits

EXHIBITS

EXHIBIT
NUMBER                                       DESCRIPTION
-------                                      -----------
16.1                   Letter from Beckstead & Watts, LLP, dated January 9, 2007




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RG Global Lifestyles, Inc.


                                                     /S/ WILLIAM HITCHCOCK
                                                     ---------------------------
                                                     William Hitchcock, CFO

Date: January 12, 2007